Summary Prospectus

Alpine Dynamic Dividend Fund
Trading Symbol: ADVDX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Alpine Dynamic Dividend Fund (the “Dividend Fund”) seeks high current dividend income that qualifies for the reduced federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.18%
Interest Expense	0.02%
Total Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.21%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 656% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, under normal circumstances, the Dividend Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. The equity securities in which the Dividend Fund will invest will include primarily common stocks.  The Dividend Fund may, from time to time, also invest in preferred stocks, REITs (real estate investment trusts), options and securities convertible into or exchangeable for common stocks, such as convertible debt.  The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% are invested in emerging markets.  The Fund may also invest in the securities of other investment companies.

Under normal circumstances, a majority of the Dividend Fund’s investments in equity securities will include those securities that pay qualified dividend income, which is defined in the Code as dividends received during the taxable year from domestic and qualified foreign corporations.  A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.  REITs and foreign securities will not always qualify for favorable tax treatment.

In managing the assets of the Dividend Fund, the Adviser generally pursues a value-oriented approach.  The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies that it believes are undervalued relative to the market and to the securities’ historic valuations.  Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.  The Adviser also pursues a dividend capture strategy which involves purchasing a security for its dividend, capturing the dividend, and then selling the security to buy another that is about to pay a dividend.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Principal Investment Risks
An investment in the Dividend Fund, like any investment, is subject to certain risks.  The value of the Dividend Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Dividend Fund’s shares to increase or decrease. You could lose money by investing in the Dividend Fund.  By itself, the Dividend Fund does not constitute a balanced investment program.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Qualified Dividend Tax Risk — Favorable federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
•	Dividend Strategy Risk — The Adviser may not be able to anticipate the level of dividends that companies will pay in any given timeframe.
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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.  These risks may be greater in emerging markets.

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Emerging Market Securities Risk — The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

•	Value Stock Risk — Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

•	Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.

Performance
The bar chart below shows how the Dividend Fund has performed and provides some indication of the risks of investing in the Dividend Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Dividend Fund for full calendar years.  The table below it compares the performance of the Dividend Fund over time to the Dividend Fund’s benchmark index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Dividend Fund will perform in the future.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Dynamic Dividend Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
14.70%	9/30/09	-24.61%	12/31/08

Average Annual Total Returns

(For the periods ending December 31, 2009)

Alpine Dynamic Dividend Fund	1 Year	5 Years	Since Inception 9/22/03
Return Before Taxes	25.65%	-2.20%	4.24%
Return After Taxes on Distributions	16.22%	-5.38%	1.13%
Return After Taxes on Distributions and Sale of Fund Shares	15.71%	-2.31%	3.18%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	3.45%
Lipper Equity Income Funds Average	22.87%	1.10%	4.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Ms. Jill K Evans, Portfolio Manager of the Adviser, and Mr. Kevin Shacknofsky, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since 2003 and 2006, respectively.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.  The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.